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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                      November 10, 2005 (November 4, 2005)
                      ------------------------------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    002-41703                  90-0156146
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(State or other jurisdiction      (Commission File           (I.R.S. Employer
      of incorporation)               Number)               Identification No.)



 100 Allentown Parkway, Suite 110, Allen, Texas                  75002
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    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (972) 747-1206
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT

         On November 4, 2005, The X-Change Corporation (the "Company") entered into a commercial lease agreement (the "Lease") with Armet Bethany Limited Partnership (the "Landlord") for approximately 11,400 square feet of rentable area in Bethany Tech Center at 404 West Bethany Drive in Allen, Texas. The space will serve as the Company's new corporate headquarters. The Company expects to transition to the new headquarters by January 1, 2006. The lease for the Company's current corporate headquarters at 100 Allentown Parkway, Suite 110 in Allen, Texas will expire in accordance with its terms on December 31, 2005.

         The term of the Lease is 62 months commencing on November 1, 2005 and ending on December 31, 2010. The Company has no option to extend the Lease. The base rent under the Lease is as follows: November 1, 2005 to November 30, 2005:
$0; December 1, 2005 to December 31, 2005: $6,650; January 1, 2006 to December 31, 2006: $7,600 per month; and January 1, 2007 to December 31, 2010: $8,075 per month. In addition to base rent, the Company will be responsible for certain costs and expenses specified in the Lease, including, without limitation, certain utility, HVAC service, insurance, maintenance, repair, tax, insurance and CAM (common area maintenance) costs and expenses.

         The foregoing is a summary description of certain terms of the Lease. It is qualified in its entirety by the text of the Lease attached as Exhibit
10.5 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      See Exhibit Index


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 10, 2005

                                      THE X-CHANGE CORPORATION



                                      By:  /s/ Michael L. Sheriff
                                           -------------------------------------
                                           Michael L. Sheriff
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS
                                -----------------


   Exhibit
   Number                               Description
   -------                              -----------

    10.5        Commercial Lease Agreement dated November 4, 2005, between
                The X-Change Corporation and Armet Bethany Limited Partnership